UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 10, 2009 (June 4, 2009)
EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code: 314-996-0900
No change since last report
(Former Name or Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-1.1
EX-1.2
EX-4.1
EX-4.2
EX-4.3
EX-4.4

Item 1.01.    Entry into a Material Definitive Agreement
          (a) Indenture
          On June 9, 2009, Express Scripts, Inc. (the “Company”), the Subsidiary Guarantors named therein (the “Subsidiary Guarantors”) and Union Bank, N.A., as trustee (the “Trustee” and, collectively with the Company and the Subsidiary Guarantors, the “Indenture Parties”), entered into an Indenture (the “Indenture”), the form of which was filed as Exhibit 4.8 to the Company’s Registration Statement on Form S-3 (No. 333-159654) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on June 2, 2009.
          (b) Supplemental Indentures
          On June 9, 2009, the Indenture Parties entered into a First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture. The First Supplemental Indenture relates to the Company’s 5.250% Senior Notes due 2012 (the “2012 Notes”). On June 9, 2009, the Company issued and sold $1.0 billion aggregate principal amount of the 2012 Notes in a public offering pursuant to the Registration Statement. The First Supplemental Indenture includes a form of 2012 Note.
          On June 9, 2009, the Indenture Parties entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture. The Second Supplemental Indenture relates to the Company’s 6.250% Senior Notes due 2014 (the “2014 Notes”). On June 9, 2009, the Company issued and sold $1.0 billion aggregate principal amount of the 2014 Notes in a public offering pursuant to the Registration Statement. The Second Supplemental Indenture includes a form of 2014 Note.
          On June 9, 2009, the Indenture Parties entered into a Third Supplemental Indenture (the “Third Supplemental Indenture” and, collectively with the First Supplemental Indenture and the Second Supplemental Indenture, the “Supplemental Indentures”) to the Indenture. The Third Supplemental Indenture relates to the Company’s 7.250% Senior Notes due 2019 (the “2019 Notes” and, collectively with the 2012 Notes and the 2014 Notes, the “Notes”). On June 9, 2009, the Company issued and sold $500 million aggregate principal amount of the 2019 Notes in a public offering pursuant to the Registration Statement. The Third Supplemental Indenture includes a form of 2019 Note.
          The 2012 Notes will pay interest semiannually at a rate of 5.250% per annum until June 15, 2012, the 2014 Notes will pay interest semiannually at a rate of 6.250% per annum until June 15, 2014 and the 2019 Notes will pay interest semiannually at a rate of 7.250% per annum until June 15, 2019. The Company intends to use the net proceeds from the sale of the Notes to finance a portion of the consideration for the acquisition of the pharmacy benefit management business of WellPoint, Inc. (the “Acquisition”). In the event that the Company does not consummate the Acquisition on or prior to January 9, 2010, or the acquisition agreement is terminated at any time prior thereto, the Company is required, pursuant to the terms of the Supplemental Indentures, to redeem the Notes at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest from June 9, 2009 to but excluding the mandatory redemption date.

          (c) Underwriting Agreements
          On June 4, 2009, the Company and the Subsidiary Guarantors entered into an Underwriting Agreement (the “Notes Underwriting Agreement”) with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the several Underwriters listed on Schedule A thereto, relating to the sale by the Company of $1.0 billion aggregate principal amount of 2012 Notes, $1.0 billion aggregate principal amount of 2014 Notes and $500 million aggregate principal amount of 2019 Notes.
          On June 4, 2009, the Company and the subsidiaries of the Company party thereto entered into an Underwriting Agreement (the “Common Stock Underwriting Agreement” and, together with the Notes Underwriting Agreement, the “Underwriting Agreements”) with J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several Underwriters listed on Schedule A thereto (the “Common Stock Underwriters”), relating to the sale by the Company of 26,450,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) (including 3,450,000 shares of Common Stock issuable at the Common Stock Underwriters’ option to cover over-allotments), at a price to the public of $61.00 per share. On June 5, 2009 the Common Stock Underwriters exercised their over-allotment option in full. The Company intends to use the net proceeds from the sale of the Shares to finance a portion of the consideration for the Acquisition. The Shares were issued and sold in a public offering pursuant to the Registration Statement.
          Some of the underwriters or their affiliates have provided investment or commercial banking services to the Company or its affiliates in the past and are likely to do so in the future.
          The Notes Underwriting Agreement is filed herewith as Exhibit 1.1, the Common Stock Underwriting Agreement is filed herewith as Exhibit 1.2, the Indenture is filed herewith as Exhibit 4.1, the First Supplemental Indenture is filed herewith as Exhibit 4.2, the Second Supplemental Indenture is filed herewith as Exhibit 4.3 and the Third Supplemental Indenture is filed herewith as Exhibit 4.4. The descriptions of the Underwriting Agreements, the Indenture and the Supplemental Indentures herein are qualified by reference thereto.
Item 2.03.    Creation of a Direct Financial Obligation of a Registrant
          The information included in Item 1.01(b) above is incorporated by reference into this Item 2.03.
Item 9.01.     Financial Statements and Exhibits
(d) Exhibits
          The agreements included as exhibits to this report contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:
•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.
          Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Company acknowledges that, notwithstanding the inclusion of the foregoing general disclaimer, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this report not misleading. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.
          The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

1.1
Underwriting Agreement, dated June 4, 2009, among Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the several Underwriters listed on Schedule A thereto, Express Scripts, Inc. and the Subsidiary Guarantors named therein.

1.2
Underwriting Agreement, dated June 4, 2009, among J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several Underwriters listed on Schedule A thereto, Express Scripts, Inc. and the subsidiaries of Express Scripts, Inc. party thereto.

4.1	Indenture, dated as of June 9, 2009, among Express Scripts, Inc., the Subsidiary Guarantors party thereto and Union Bank, N.A., as Trustee.

4.2	First Supplemental Indenture, dated as of June 9, 2009, among Express Scripts, Inc., the Subsidiary Guarantors party thereto and Union Bank, N.A., as Trustee.

4.3	Second Supplemental Indenture, dated as of June 9, 2009, among Express Scripts, Inc., the Subsidiary Guarantors party thereto and Union Bank, N.A., as Trustee.

4.4	Third Supplemental Indenture, dated as of June 9, 2009, among Express Scripts, Inc., the Subsidiary Guarantors party thereto and Union Bank, N.A., as Trustee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC. (Registrant)
Date: June 10, 2009	By:	/s/ Keith J. Ebling
Keith J. Ebling
Executive Vice President and General Counsel

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